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                                                               EXECUTION COPY



                       FIRST AMENDMENT TO AGREEMENT AND PLAN
                             OF CONTRIBUTION AND MERGER

     This First Amendment to Agreement and Plan of Contribution and Merger, dated as of October 20, 1999 (hereinafter, "Amendment No. 1"), among CNET, Inc., a Delaware corporation ("CNET"), XOOM.com, Inc., a Delaware corporation, NBC Internet, Inc., a Delaware corporation ("NBCi," referred to as "Xenon 2" in the Original Merger Agreement hereinafter identified), Xenon 3, Inc., a Delaware corporation and Snap! LLC, a Delaware limited liability company ("SNAP")

                                W I T N E S S E T H:

     WHEREAS, the parties hereto have previously entered into that certain Agreement and Plan of Contribution and Merger dated as of May 9, 1999 (the "Original Merger Agreement"); and

     WHEREAS, the parties now wish to amend the Original Merger Agreement as set forth below;

     NOW THEREFORE, the Original Merger Agreement is amended in the following respects:

     1. Section 1.1(a) of the Original Merger Agreement is amended by adding the following sentence after the end of the definition beginning with "Code" and prior to the next definition beginning with "Environmental Laws":

          "'Contributed Assets' means outstanding Xoom Stock immediately prior to the Effective Time and the SNAP Units to be contributed by CNET and GBI pursuant to Section 3.1."

     2. Section 5.2(b) of the Original Merger Agreement is amended in its entirety to provide as follows:

          "(b) issue, purchase or redeem, or authorize or propose the issuance, purchase or redemption of, or make any distribution with respect to, any equity interests of SNAP or any class of securities convertible into, or rights, warrants or options to acquire, any such equity interests or other convertible securities, other than (i) pursuant to employee options outstanding on the date hereof or issued in accordance herewith, (ii) SNAP Options issued pursuant to commitments to issue SNAP Options that were included in job offers outstanding as of May 9, 1999, as identified on
     SCHEDULE 4.1(T) as amended and (iii) additional options that, when added to SNAP Options previously outstanding, do not exceed options for units equal in number to 17% of the units of SNAP."

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     3.   Section 6.11(b)(i) of the Original Merger Agreement is amended by deleting the reference therein to "Section 351(b)" and inserting in lieu thereof the words "Section 351(a)". Section 6.11(b)(i) of the Original Merger Agreement is further amended by deleting the period and adding the following at the end thereof:

     ", the Merger will constitute a "reorganization", within the meaning of
     Section 368(a) of the Code, and each of Xoom, Xenon 2 and Xenon 3 will be treated as a "party to a reorganization", within the meaning of Section 368(b) of the Code, with respect to the Merger."

     4. Section 6.7(b) of the Original Merger Agreement is amended in its entirety to provide as follows:

          "(B) SNAP EMPLOYEE OPTIONS

          "SNAP and Xenon 2 will take all requisite corporate action such that, as of the Closing Date,

          "(i) each outstanding option to purchase SNAP units (a "SNAP OPTION") held by a SNAP Employee that was issued before May 9, 1999, and each outstanding SNAP Option held by a SNAP Employee that was issued after May 9, 1999 pursuant to a job offer that was extended before May 9, 1999, as identified on SCHEDULE 4.1(T) as amended, shall be converted into a stock option to purchase a number of shares of Xenon 2 (a "XENON 2 OPTION") equal to 1.2853 times the number of units of SNAP to which the SNAP Option pertains; and

          "(ii) each outstanding option to purchase a SNAP Option held by a SNAP Employee that was issued on or after May 9, 1999 (other than pursuant to a job offer that was extended before May 9, 1999, as identified on SCHEDULE 4.1(T) as amended) shall be converted on a one-for-one basis into a Xenon 2 Option to purchase a number of shares of Xenon 2 equal to the number of units of SNAP to which the SNAP Option pertains.

     "The per share exercise price of each such Xenon 2 Option shall equal the aggregate exercise price of the corresponding SNAP Option divided by the exchange ratio used to convert such corresponding Snap Option into such Xenon 2 Option (I.E., either 1.2853:1 or 1:1, as the case may be). The vesting schedule of such Xenon 2 Option shall be on a monthly basis, and otherwise consistent with the vesting schedule of the corresponding SNAP Option, except that in the case of the Xenon 2 Options issued pursuant to
     (i) above, the vesting shall be accelerated by 12 months (in accordance with the resolution of Snap's Board of Managers dated June 24, 1999), when compared with the corresponding SNAP Option."

     5. SCHEDULE 2.7 to the Original Merger Agreement is amended by replacing the reference to "Thomas Rogers" under the item "NBC Directors" with a reference to "Scott M. Sassa".

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6.   SCHEDULE 4.1(T) to the Original Merger Agreement is amended by the addition thereto of the items listed on SCHEDULE 4.1(T)-2 hereto.

     7. In all other respects, the Original Merger Agreement is unchanged and shall remain in full force and effect.

     8. GOVERNING LAW. THIS AMENDMENT NO. 1 SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE TO BE PERFORMED WITHIN SUCH STATE.

     9. Article X of the Original Merger Agreement shall apply MUTATIS MUTANDIS to this Amendment No. 1.

          IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be duly executed as of the date first above written.

                         CNET, INC.

                         BY: /s/ Douglas N. Woodrum
                             ------------------------
                         Name:   Douglas N. Woodrum
                         Title:  Chief Financial Officer

                         XOOM.COM, INC.

                         BY: /s/ John Harbottle
                             ------------------------
                         Name:   John Harbottle
                         Title:  Chief Financial Officer and
                                 Executive Vice President


                         NBC INTERNET, INC. (formerly, Xenon 2, Inc.)

                         BY: /s/ John Harbottle
                            -------------------------
                         Name:   John Harbottle
                         Title:  Chief Financial Officer and
                                 Executive Vice President

                         XENON 3, INC.

                         BY: /s/ John Harbottle
                            -------------------------
                         Name:   John Harbottle
                         Title:  Chief Financial Officer and
                                 Executive Vice President

                         SNAP! LLC

                         BY: /s/ Edmond Sanctis
                            -------------------------
                         Name:   Edmond Sanctis
                         Title:  Chief Operating Officer